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                                                                  Exhibit 10.14

                           PREMARK INTERNATIONAL, INC.
                               1994 INCENTIVE PLAN
                        (As amended through May 5, 1999)

ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Premark International, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Premark International, Inc. 1994 Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, and Performance Awards. Subject to ratification by the Company's shareholders, the Plan shall become effective as of May 4, 1994 (the "Effective Date"), and shall remain in effect as provided in
Section 1.3 herein.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special efforts the successful conduct of its operations largely is dependent.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate, amend or modify the Plan at any time pursuant to Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after May 4, 2004.

ARTICLE 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, or Performance Awards.

         (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (d) "Beneficiary" means a person who may be designated by a Participant pursuant to Article 10 and to whom any benefit under the Plan is to be paid in case of the Participant's death or physical or mental incapacity, as determined by the Committee, before he or she receives any or all of such benefit.

         (e) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (f)      "Change in Control" of the Company means:

                  (i) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding Shares (the "Outstanding Company Common Stock") or (2) the combined



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                  voting power of the then outstanding Shares entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

                  (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding Shares, and the combined voting power of the then outstanding Shares entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                  (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the board of directors of the corporation resulting from such Corporate Transaction; or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


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         (g)      "Change in Control Price" shall mean the higher of (a) the
                  Fair Market Value of a Share on the day of cancellation of an Award, and (b) the highest cash purchase price per Share paid in a Corporate Transaction.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (i) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards, or (unless otherwise stated) its designee pursuant to a delegation by the Committee as contemplated by
                  Section 3.2.

         (j) "Company" means Premark International, Inc., a Delaware corporation, or any successor thereto as provided in Article 17 herein.

         (k) "Director" means any individual who is a member of the Board of Directors of the Company.

         (l) "Employee" means any full-time, nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

         (n) "Fair Market Value" shall mean the average of the highest and lowest quoted selling prices for Shares on the relevant date, or (if there were no sales on such date) the average of the highest and lowest quoted selling prices on the nearest day before and/or the nearest day after the relevant date, as determined by the Committee.

         (o) "Freestanding SAR" means a SAR that is granted independently of any Options pursuant to Section 7.1 herein.

         (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (q) "Insider" shall mean an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as defined under Section 16 of the Exchange Act.

         (r) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

         (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         (t) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

         (u) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

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         (v)      "Performance Award" means an Award granted to an Employee, as described in Article 9 herein, including Performance Units and Performance Shares.

         (w) "Performance Period" means a time period during which performance goals established in connection with Performance Awards must be met.

         (x) "Performance Unit" means an Award granted to an Employee, as described in Article 9 herein.

         (y) "Performance Share" means an Award granted to an Employee, as described in Article 9 herein.

         (z) "Period of Restriction" or "Period" means the period or periods during which the transfer of Shares of Restricted Stock is limited based on the passage of time, and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

         (aa)     "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

         (ab)     "Prior  Plans" means, collectively, the Premark
                  International, Inc. Stock Option Plan, the Premark International, Inc. Restricted Stock Plan, the Premark International, Inc. Performance Unit Plan, the Premark International, Inc. Annual Incentive Plan, and the
                  Premark International, Inc. Phantom Stock Unit Appreciation Plan.

         (ac) "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein, the receipt of which shall be subject solely to the Period of Restriction.

         (ad)     "Share" means a share of common stock of the Company.

         (ae) "Subsidiary" or "Subsidiaries" means any corporation or corporations in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

         (af) "Stock Appreciation Right" or "SAR" means an Award, granted alone (Freestanding SAR) or in connection with a related Option (Tandem SAR), designated as a SAR, pursuant to the terms of Article 7 herein.

         (ag) "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Section 7.1 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled).

ARTICLE 3.  ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Compensation and Directors Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

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         The Committee shall be composed solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3 under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act, the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3.

         3.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Company's Restated Certificate of Incorporation or Bylaws, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its duties under the Plan in whole or in part, on such terms and conditions as it shall determine, to the Chief Executive Officer of the Company and to other senior officers of the Company and its Subsidiaries, except that (i) only the Committee may select and make other decisions as to Awards to Participants who are subject to Section 16 of the Exchange Act, and (ii) no delegation shall be made if the consequence of such delegation would adversely affect the compliance of the Plan with the conditions established by Rule 16b-3 for exemption from Section 16 of the Exchange Act (or any successor provisions) or adversely affect the compliance of the Plan with Section 162(m) of the Code (or any successor provisions) and any regulations promulgated thereunder.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and Beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed two million three hundred thousand (2,300,000) plus the number of Shares reserved for Stock Option use under the Prior Plans and transferred to this Plan pursuant to Article 19; provided, however, that if during the term of the Plan the Company repurchases Shares, additional Options may be granted equal to the number of Shares so repurchased, except that no more than three million (3,000,000) additional Shares shall be authorized for Options under this proviso; and provided further that the total number of such available Shares that may be used for Restricted Stock Awards under the Plan shall be limited to three hundred thousand (300,000) plus the number of Shares reserved for Restricted Stock use under the Prior Plans and transferred to this Plan pursuant to Article 19. These Shares may be either authorized but unissued or reacquired Shares.

         The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

         (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

         (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.


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         (c) The grant of a Tandem SAR shall not reduce the number of
             Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

         (d) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

         (e) The Committee shall reduce the appropriate number of Shares from the authorized pool where a Performance Award is payable in Shares.

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         (f) The Shares subject to outstanding Awards under Prior Plans which are transferred to this Plan in accordance with Article 19 shall not reduce the number of Shares available for grant hereunder. The number of Shares reserved for use under the Prior Plans, upon transfer to this Plan in accordance with
             Article 19, shall be in addition to the total amount of Shares available for grant under this Plan as set forth in the first sentence of this Section 4.1.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is cancelled, forfeited, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, forfeiture, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 or any successor rule of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan to Insiders, but shall be available for regrants under the Plan to Participants who are not Insiders.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES AND PRICES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, spin-off, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number, class and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof. The maximum number of Options which are available under the Plan for award to any individual Participant over the duration of the Plan shall not exceed twenty percent (20%) of the amount of shares available under the Plan for issuance in the form of Options, as may be adjusted pursuant to the Plan.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under Section 422 of the Code.

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         6.3 OPTION PRICE. The Option Price for each grant of an Option shall be determined by the Committee; provided that the Option Price shall not be less than the Fair Market Value of a Share on the date the Option is granted, subject to adjustment pursuant to Section 4.3 herein. Options may not be repriced without shareholder approval.

         6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

         6.5 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.6 PAYMENT. (a) Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         (b) The Option Price upon exercise of any Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering to the Company, or certifying ownership by the Participant to the satisfaction of the Company of, previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered or certified must have been held by the Participant for at least six (6) months prior to their tender or certification), or (iii) by a combination of (i) and (ii).

         (c) The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         (d) As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8 NONTRANSFERABILITY OF OPTIONS. No Options granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, at the discretion of the Committee, an Award Agreement may permit the transferability of an Option by a Participant solely to members of the Participant's immediate family or trusts or partnerships for the benefit of such persons.

ARTICLE 7.  STOCK APPRECIATION RIGHTS


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         7.1 GRANT OF SARs. Subject to the terms and conditions of the Plan, a
SAR may be granted to an Employee at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. The maximum number of SARs which are available under the Plan for award to any individual Participant over the duration of the Plan shall not exceed ten percent (10%) of the amount of shares available under the Plan for issuance in the form of SARs, as may be adjusted pursuant to the Plan.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant. SARs may not be repriced without shareholder approval.

         7.2 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         7.3 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, at its sole discretion, imposes upon them.

         7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.5 TERM OF SARs. The term of a SAR granted under the Plan shall be determined by the Committee, at its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         7.6 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price of the SAR; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of any rule or interpretation promulgated under Section 16 (or any successor rule) of the Exchange Act.

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         7.8 NONTRANSFERABILITY OF SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Notwithstanding the foregoing, at the discretion of the Committee, an Award Agreement may permit the transferability of a SAR by a Participant solely to members of the Participant's immediate family or trusts for the benefit of such persons.

ARTICLE 8.  RESTRICTED STOCK

         8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

         8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

         8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant. Notwithstanding the foregoing, at the discretion of the Committee, an Award Agreement may permit the transferability of a Restricted Stock Award by a Participant solely to members of the Participant's immediate family or trusts or partnerships for the benefit of such persons, subject to any Period of Restriction.

         8.4 CERTIFICATE LEGEND. Each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

             "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Premark International, Inc. 1994 Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from Premark International, Inc."

         The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         8.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.4 removed from his or her Share certificate.

         8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

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         8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. The Committee shall have the discretion to determine whether Participants who have been granted Restricted Stock will be entitled to dividends and other distributions paid on Shares during the Period of Restriction, and if so, the date of receipt. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

         8.8 PERIOD OF RESTRICTION. Any Restricted Stock Award granted hereunder shall have a Period of Restriction of not less than three years, except in the following circumstances:

         (a) Any Restricted Stock Award which includes a performance-based condition may have a Period of Restriction as short as one year; and

         (b) An aggregate amount of Restricted Stock Awards not exceeding three percent (3%) of the Shares available pursuant to Section
             4.1 of the Plan, excluding Shares transferred to this Plan from Prior Plans pursuant to Article 19, may be issued without a minimum Period of Restriction.

ARTICLE 9.  PERFORMANCE AWARDS

         9.1 GRANT OF PERFORMANCE AWARDS. Subject to the terms of the Plan, Performance Awards may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of Awards granted to each Participant. Such Performance Awards may take the form determined by the Committee, including without limitation, cash, Shares, Performance Units and Performance Shares, or any combination thereof. Performance Awards may be awarded as short-term or long-term incentives.

         9.2 PERFORMANCE GOALS. (a) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the Participants, and may attach to such Performance Awards one or more restrictions, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Performance Share, or restrictions which are necessary or desirable as a result of applicable laws or regulations. Performance goals may be based upon, without limitation, Company-wide, divisional, project team, and/or individual performance.

         (b) The Committee shall have the authority at any time to make adjustments to performance goals for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

         (c) Performance Periods shall, in all cases, exceed six (6) months in length.
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

         9.3 VALUE OF PERFORMANCE UNITS/SHARES. (a) Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

         (b) Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

         9.4 EARNING OF PERFORMANCE AWARDS. After the applicable Performance Period has ended, the holder of Performance Awards shall be entitled to receive the payout earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, except as adjusted pursuant to Section 9.2(b) or as deferred pursuant to Article 11.

         9.5 TIMING OF PAYMENT OF PERFORMANCE AWARDS. Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. Participants may elect to defer, or the Committee may require the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

         9.6 NONTRANSFERABILITY. Performance Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's Beneficiary. Notwithstanding the foregoing, at the discretion of the Committee, an Award Agreement may permit the transferability of a Performance Award by a Participant solely to members of the Participant's immediate family or trusts or partnerships for the benefit of such persons.

ARTICLE 10.  BENEFICIARY

         10.1 DESIGNATION. Each Participant under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successively). Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. Any such designation shall control over any inconsistent testamentary or intervivos transfer by a Participant, and any benefit of a Participant under the Plan shall pass automatically to a Participant's Beneficiary pursuant to a proper designation pursuant to this
Section 10.1 without administration under any statute or rule of law governing the transfer of property by will, trust, gift or intestacy.

         10.2 ABSENCE OF DESIGNATION. In the absence of any such designation contemplated by Section 10.1, benefits remaining unpaid at the Participant's death shall be paid pursuant to the Participant's will or pursuant to the laws of descent and distribution.

ARTICLE 11.  DEFERRALS

         The Committee may permit a Participant to elect, or the Committee may require at its sole discretion subject to the proviso set forth below, any one or more of the following: (i) the deferral of the Participant's receipt of cash,
(ii) a delay in the exercise of an Option or SAR, (iii) a delay in the lapse or waiver of restrictions with respect to Restricted Stock, or (iv) a delay of the satisfaction of any requirements or goals with respect to Performance Awards; provided, however, the Committee's authority to take such actions hereunder shall exist only to the extent necessary to reduce or eliminate a limitation on the deductibility of compensation paid to the Participant pursuant to (and so long as such action in and of itself does not constitute the exercise of impermissible discretion under) Section 162(m) of the Code, or any successor provision thereunder. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals, including provisions relating to periods of deferral, the terms of payment following the expiration of the deferral periods, and the rate of earnings, if any, to be credited to any amounts

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

deferred thereunder.

ARTICLE 12.  RIGHTS OF EMPLOYEES

         12.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         12.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 13.  CHANGE IN CONTROL

         13.1 ACCELERATION OF VESTING. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Awards outstanding and not then exercisable and vested as of the date such Change in Control is determined to have occurred, shall become fully exercisable and vested to the full extent of the original grant. Upon termination of employment occurring as a consequence of a Change in Control, as determined by the Committee, an Option shall remain exercisable for seven months following such termination or until the expiration of the stated term of such Option, whichever period is shorter.

         13.2 SURRENDER IN LIEU OF ACCELERATION. During the 60-day period from and after a Change in Control (the "Exercise Period"), a Participant who holds an Option shall have the right, in lieu of the payment of the exercise price for the Shares being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of an Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the exercise price per Share under the Option (the "Spread") multiplied by the number of Shares granted under the Option as to which the right granted under this Section shall have been exercised. Notwithstanding the foregoing, if any right granted pursuant to this Section
13.2 would make a Change in Control transaction ineligible for pooling of interests accounting under the provisions of the Accounting Principles Board's Opinion No. 16 that but for this Section 13.2 would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 13.2 with shares of common stock having a Fair Market Value equal to the cash that would otherwise be payable hereunder and which will not render the Change in Control transaction ineligible for pooling of interests accounting.

ARTICLE 14.  DEATH AND TERMINATION

         The Committee shall have the authority to establish provisions from time to time governing the exercisability, vesting, forfeiture, payout or amount of Awards in respect of a Participant's death or disability, or termination of employment, whether as a consequence of retirement, resignation, involuntary termination or otherwise.

ARTICLE 15.  AMENDMENT, MODIFICATION, AND TERMINATION

         15.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company (as may be required by the Code, by the short-swing profit rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto), no such amendment or modification may:


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         (a) Increase the total number of Shares which may be issued under this Plan, except as provided in Article 4 hereof; or

         (b) Modify the eligibility requirements; or

         (c) Materially increase the benefits accruing under the Plan.

         15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall have the right to replace any previously-granted Award under the Plan with an Award equal to the value of the replaced Award at the time of replacement, without obtaining the consent of the Participant holding such Award.

ARTICLE 16. WITHHOLDING

         16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising under or as a result of this Plan.

         16.2 SHARE WITHHOLDING. With respect to withholding required and/or permitted upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares (or by surrendering Shares previously owned which have been held for longer than six months) having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the requirements established by the Committee.

ARTICLE 17.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, spin-off, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.  LEGAL CONSTRUCTION

         18.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         18.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

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

         18.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to comply with Section 18.3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         Notwithstanding any other provision set forth in the Plan, if required by any rule or interpretation promulgated under Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         18.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

ARTICLE 19.  PRIOR PLANS

         Upon the approval by the Company's shareholders of this Plan, all outstanding grants and awards under the Prior Plans, as well as any Shares then-reserved for use under the Prior Plans, shall be deemed transferred to this Plan. The terms and conditions of any agreements issued pursuant to any of the Prior Plans shall remain unchanged and in full force and effect.


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